Filed Pursuant to Rule 497(e)
Registration Nos. 333-133691; 811-21897
Twin Oak Short Horizon Absolute Return ETF
Twin Oak Active Opportunities ETF
(the “Funds”)
each a series of Manager Directed Portfolios
(the “Trust”)
Supplement dated June 3, 2025
to the Statement of Additional Information (“SAI”) dated January 30, 2025, as supplemented

As part of an officer succession plan, at a meeting of the Board of Trustees (the “Board”) of the Trust held on May 7, 2025, the Board elected Ryan S. Frank as President and Principal Executive Officer of the Trust, effective on June 1, 2025.
In conjunction with Mr. Frank’s election as President and Principal Executive Officer, the Board also accepted Mr. Frank’s resignation from his roles as Vice President, Treasurer, Principal Financial and Accounting Officer. The Board also accepted the resignation of Scott M. Ostrowski from his role as President and Principal Executive Officer of the Trust and elected Mr. Ostrowski as Vice President, effective on June 1, 2025.
The Board also elected Colton W. Scarmardo as Treasurer, Principal Financial and Accounting Officer of the Trust, effective on June 1, 2025. In conjunction with Mr. Scarmardo’s election as Treasurer, Principal Financial and Accounting Officer, the Board also accepted Mr. Scarmardo’s resignation as Assistant Treasurer of the Trust.
Accordingly, the officers’ table in the section titled “Trustees and Officers” of the Funds' SAI, is hereby deleted in its entirety and replaced with the following:

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served (1)	Principal Occupation(s) During the Past Five Years
OFFICERS
Ryan S. Frank (Born 1985)	President and Principal Executive Officer, since June 1, 2025; previously Vice President, Treasurer and Principal Financial Officer from August 17, 2022 – May 31, 2025	Vice President, U.S. Bancorp Fund Services, LLC, since 2008
Scott M. Ostrowski (Born 1980)	Vice President, since June 1, 2025; previously President and Principal Executive Officer from August 10, 2021 – May 31, 2025	Senior Vice President, U.S. Bancorp Fund Services, LLC, since 2006
Amber C. Kopp (Born 1983)	Secretary, since September 15, 2023	Assistant Vice President, U.S. Bancorp Fund Services, LLC, since 2023; Assistant General Counsel, Corebridge Financial Inc. (previously AIG), 2019–2020
Jill S. Silver (Born 1976)	Chief Compliance Officer and Anti-Money Laundering Compliance Officer, since January 1, 2023	Senior Vice President, U.S. Bancorp Fund Services, LLC, since December 2022; Compliance Director, Corebridge Financial Inc. (previously AIG), 2019–2022
Colton W. Scarmardo (Born 1997)	Treasurer, Principal Financial and Accounting Officer, since June 1, 2025; previously Assistant Treasurer from August 17, 2022 – May 31, 2025	Fund Administrator, U.S. Bancorp Fund Services, LLC, since 2019
Ryan J. Pasowicz (Born 1991)	Assistant Treasurer, since March 15, 2024; previously Assistant Treasurer from February 22, 2023 – October 17, 2023	Fund Administrator, U.S. Bancorp Fund Services, LLC, since 2016
(1) Each officer is elected annually and serves until his or her successor has been duly elected and qualified.
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Please retain this supplement with your SAI for future reference.